                                                                  EXHIBIT 10.23

                                                                 CONFORMED COPY


                                    AMENDMENT NO. 1, dated as of June 30, 2000
                                    (this "AMENDMENT"), to the FIVE YEAR CREDIT
                                    AGREEMENT dated as of March 30, 2000 (the
                                    "FIVE YEAR CREDIT AGREEMENT"), among EDWARDS
                                    LIFESCIENCES CORPORATION, a Delaware
                                    corporation (the "COMPANY"); the SWISS
                                    BORROWERS (as defined in the Credit
                                    Agreement); the JAPANESE BORROWERS (as
                                    defined in the Credit Agreement); the
                                    LENDERS from time to time party thereto; THE
                                    CHASE MANHATTAN BANK, as Administrative
                                    Agent; CHASE MANHATTAN INTERNATIONAL
                                    LIMITED, as London Agent; THE FUJI BANK,
                                    LIMITED, as the Tokyo Agent; BANK ONE, N.A., as Syndication Agent; and CREDIT SUISSE FIRST BOSTON, as Documentation Agent, and to the 364 Day CREDIT AGREEMENT dated as of March 30, 2000 (the "364 DAY CREDIT AGREEMENT" and together with the Five Year Credit Agreement the "CREDIT AGREEMENTS") among the Company, the Lenders from time to time party thereto, THE CHASE MANHATTAN BANK, as Administrative Agent, BANK ONE, N.A., as Syndication Agent and CREDIT SUISSE FIRST BOSTON, as Documentation Agent.

         A. Pursuant to the Credit Agreements, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrowers.

         B. The Borrowers have requested that the Required Lenders agree to amend the Credit Agreements as provided herein. The Required Lenders are willing to amend the Credit Agreements pursuant to the terms and subject to the conditions set forth herein.

         C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreements.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO CREDIT AGREEMENTS. The definition of "Specified Charges" in Section 1.01 of each Credit Agreement is hereby amended and restated in its entirety as follows:

                  "SPECIFIED CHARGES" means (i) costs related to the Spin-Off and related restructuring changes not to exceed $100,000,000 (and the cash amount of which does not exceed $50,000,000) and (ii) charges for Intangible Assets and goodwill not to exceed $300,000,000, in each case to the extent such costs and/or charges shall have been accrued prior to December 31, 2000.

         SECTION 2. AMENDMENT TO FIVE YEAR CREDIT AGREEMENT. (a) In accordance with Section 2.21 of the Five Year Credit Agreement, the Five Year Credit Agreement is hereby amended to add Edwards Lifesciences Japan Holdings, Inc. and Edwards Lifesciences World Trade Corporation (the "NEW US BORROWERS") as Borrowers entitled to make US Tranche Revolving Borrowings under Section 2.01(a) of the Five Year Credit Agreement. The New US Borrowers will have the same right to borrow under the US Tranche Commitments and, with respect to the US Tranche Revolving Borrowings made by them, will have the same obligations, as the Company, and will have all the other obligations of Borrowers under the Five Year Credit Agreement.

         (b) The definition of "Borrower" in the Five Year Credit Agreement is hereby amended and restated in its entirety as follows:

                  "BORROWER" means the Company, any Swiss Borrower, any Japanese Borrower, or any other Subsidiary that becomes a Borrower in accordance with
Section 2.21.

         (c) The Company hereby agrees and confirms that the Guarantee contained in Article X of the Five Year Credit Agreement will apply to the Obligations of the New US Borrowers.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent that, after giving effect to this Amendment, (i) the representations and warranties set forth in Article III of the Credit Agreements are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

         SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the date first written above when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders under each Credit Agreement.

         SECTION 5. EFFECT OF AMENDMENT. Except with respect to any Default or Event of Default that might have existed but for the amendment to the definition of "Specified Charges" set forth in Section 1 hereof, which is hereby expressly waived, and except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreements or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreements or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreements or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreements shall mean the Credit Agreements, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreements and the other Loan Documents.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. EXPENSES. The Company agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                      EDWARDS LIFESCIENCES CORPORATION,

                                         by  /s/ BRUCE J. BENTCOVER
                                             -------------------------
                                             Name:  Bruce J. Bentcover
                                             Title: Corporate Vice President and
                                                    Chief Financial Officer


                                      EDWARDS LIFESCIENCES JAPAN HOLDINGS, INC.,

                                         by  /s/ JAY P. WERTHEIM
                                             -------------------------
                                             Name:  Jay P. Wertheim
                                             Title: Vice President and Secretary


                                      EDWARDS LIFESCIENCES WORLD TRADE
                                      CORPORATION,

                                         by  /s/ JAY P. WERTHEIM
                                             -------------------------
                                             Name:  Jay P. Wertheim
                                             Title: Assistant Secretary

                                      THE CHASE MANHATTAN BANK,

                                         by  /s/ STEPHEN P. ROCHFORD
                                             -------------------------
                                             Name:  Stephen P. Rochford
                                             Title: Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  THE BANK OF TOKYO-MITSUBISHI, LTD.
                                 CHICAGO BRANCH


                                 by:  /s/ HISASHI MIYASHIRO
                                      ---------------------
                                      Name:  Hisashi Miyashiro
                                      Title:  Deputy General Manager

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  FLEET NATIONAL BANK


                                 by: /s/ WALTER J. MARULLO
                                     -------------------------
                                     Name:  Walter J. Marullo
                                     Title:  Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  NATIONAL AUSTRALIA BANK LIMITED
                                 A.C.N. 004044937


                                 by:  /s/ BRUCE T. RICHARDS
                                      -------------------------
                                      Name:  Bruce T. Richards
                                      Title:  Senior Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS





           NAME OF INSTITUTION:  BANK OF NOVA SCOTIA,


                                 by: /s/ R.P. REYNOLDS
                                     -------------------------
                                     Name:  R.P. Reynolds
                                     Title:  Director

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS





           NAME OF INSTITUTION:  DEUTSCHE BANK AG, NEW YORK AND/OR
                                 CAYMAN ISLANDS BRANCH


                                 by:  /s/ IAIN STEWART
                                      -------------------------
                                      Name:  Iain Stewart
                                      Title:  Managing Director


                                 by:  /s/ ANNETTE WALTER
                                      -------------------------
                                      Name: Annette Walter
                                      Title:  Associate

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  THE BANK OF TOKYO-MITSUBISHI, LTD.
                                 ICHIGAYA BRANCH


                                 by:  /s/ HAJIME KANEKO
                                      -------------------------
                                      Name:  Hajimi Kaneko
                                      Title:  General Manager

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  BANK ONE, NA



                                 by: /s/ JOSEPH R. PERDENZA
                                     -------------------------
                                     Name:  Joseph R. Perdenza
                                     Title: Assistant Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  CREDIT SUISSE FIRST BOSTON


                                 by: /s/ WILLIAM S. LUTKINS
                                     -------------------------
                                     Name:  William S. Lutkins
                                     Title:  Vice President

                                  by: /s/ THOMAS G. MUOIO
                                     -------------------------
                                      Name:  Thomas G. Muoio
                                      Title:  Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK


                                 by:  /s/ ROBERT BOTTAMEDI
                                      -------------------------
                                      Name:  Robert Bottamedi
                                      Title:  Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  UBS AG, STAMFORD BRANCH


                                  by: /s/ ROBERT H. RILEY III
                                      -------------------------
                                      Name: Robert H. Riley III
                                      Title: Executive Director

                                  by: /s/ WILFRED SAINT
                                      -------------------------
                                      Name:  Wilfred Saint
                                      Title:  Loan Portfolio Support, US

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  WACHOVIA BANK, N.A.


                                 by: /s/ DEBRA COHELEY
                                     -------------------------
                                     Name:  Debra Coheley
                                     Title:  Senior Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  ABN AMRO BANK


                                  by: /s/ JOHN A. MILLER
                                      -------------------------
                                      Name:  John A. Miller
                                      Title:  Senior Vice President

                                  by: /s/ MITSOO RAVANI
                                      -------------------------
                                      Name:  Mitsoo Ravani
                                      Title: Assistant Vice President

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  BANK OF AMERICA


                                 by: /s/ FOREST SCOTT SINGHOFF
                                     ------------------------------
                                     Name:  Forest Scott Singhoff
                                     Title:  Managing Director

                                                         SIGNATURE PAGE TO
                                                         AMENDMENT NO. 1, DATED
                                                         AS OF JUNE 30, 2000
                                                         TO THE EDWARDS
                                                         LIFESCIENCES CREDIT
                                                         AGREEMENTS






           NAME OF INSTITUTION:  FIRST UNION


                                  by:  /s/ ANN M. DODD
                                       --------------------------------
                                       Name:  Ann M. Dodd
                                       Title:  Sennior Vice President